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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                              FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                          August 1, 2003
                          --------------
         Date of Report (Date of earliest event reported)

                    1ST COLONIAL BANCORP, INC.
                    --------------------------
      (Exact name of registrant as specified in its charter)

        Pennsylvania              333-84114          01-0715542
        ------------              ---------          ---------
(State or other jurisdiction     (Commission       (IRS Employer
      of incorporation)          File Number)        Ident. No.)

        1040 Haddon Avenue
        Collingswood, New Jersey                         08108
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(Address of principal executive offices)              (Zip Code)

                         (856) 858-1100
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         Registrant's telephone number, including area code


  --------------------------------------------------------------
  (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits.

     (a)  Exhibits.

          The following exhibit is filed herewith:

          99.1  Press release, dated August 1, 2003, of
                1st Colonial Bancorp, Inc.


Item 12. On August 1, 2003, 1st Colonial Bancorp, Inc. ("the Company") issued a press release setting forth the Company's financial condition and results of operations at and for the quarter ended June 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 6, 2003        1ST COLONIAL BANCORP, INC.


                              /s/ Gerard M. Banmiller
                              -----------------------------
                              Gerard M. Banmiller
                              President and Chief Executive
                              Officer



                             EXHIBIT INDEX

Exhibit
Number     Description
------     -----------

99.1       Press release, dated August 1, 2003, of 1st Colonial
           Bancorp, Inc.